Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 20:-	SUBSEQUENT EVENTS

a.	On March 13, 2019, I.D Systems Inc., or I.D. Systems, and the Company entered into a definitive agreement whereby I.D. Systems will acquire all of the outstanding shares of the Company in a cash and stock transaction valued at approximately $140 million.

Total consideration of $140 million comprised of approximately $72 million in cash and approximately 11 million in shares of PowerFleet, Inc., a newly-created holding company that will control both the Company and I.D. Systems.